Exhibit 99.3

AIXIN LIFE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2022

	AIXIN LIFE INTERNATIONAL, INC.	YUNNAN RUNCANGSHENG TECHNOLOGY COMPANY LIMITED		PRO FORMA ADJUSTMENTS		PRO FORMA CONSOLIDATED

ASSETS
Current Assets
Cash and cash equivalents	$8,129,696	$706,753		$-		$8,836,449
Restricted cash	61,588	-				61,588
Accounts receivable, net	60,548	239,681		(51,712)	{d}	248,517
Accounts receivable, related party	-	220,746				220,746
Other receivables and prepaid expense	46,702	15,024				61,726
Advance to suppliers	143,421	112,684				256,105
Advance to related parties	82,374	-				82,374
Inventory	291,918	394,745				686,663
Total Current Assets	8,816,247	1,689,633	#	(51,712)		10,454,168
Non-Current Assets
Investment	-	-		6,194,762	{b}	-
				(6,194,762)	{c}
Goodwill				5,705,562	{c}	5,705,562
Property and equipment, net	221,958	1,809,711				2,031,669
Intangible assets, net	594	-				594
Deferred tax asset	16,951	-				16,951
Security deposits	89,578	-				89,578
Operating lease right-of-use assets	1,444,683	3,382				1,448,065
Total Non-Current Assets	1,773,764	1,813,093	#	5,705,562		9,292,419
Total Assets	$10,590,011	$3,502,726	#	$5,653,850		$19,746,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$472,857	$200,067		$6,194,762	{b}	$6,815,974
				(51,712)	{d}
Accounts payable-related party	-	170,895				170,895
Unearned revenue	153,308	55,727				209,035
Taxes payable	214,761	22,932				237,693
Accrued liabilities and other payables	1,051,912	1,620,489				2,672,401
Interest payable	-	11,127				11,127
Loan from third parties	89,578	-				89,578
Government grant payable	-	978,647				978,647
Operating lease liabilities - current	799,839	16,124				815,963
Advance from related parties	2,431,138	364,243		(402,397)	{a}	2,392,984
Total Current Liabilities	5,213,393	3,440,251		5,740,653		14,394,297
Non-Current Liabilities
Operating lease liabilities - noncurrent	614,791	-				614,791
Total Non-Current Liabilities	614,791	-				614,791
Total Liabilities	5,828,184	3,440,251		5,740,653		15,009,088
Stockholders’ Equity
Common stock	500	-				500
Additional paid in capital	14,272,563	133,678		(133,678)	{a}{c}	14,272,563
Statutory reserve	151,988	-				151,988
Accumulated deficit	(10,360,963)	(79,461)		58,662	{c}	(10,381,762)
Accumulated other comprehensive income (loss)	697,739	8,258		(11,787)	{c}	694,210
Total Stockholders’ Equity	4,761,827	62,475		(86,803)		4,737,499
Total Liabilities and Stockholders’ Equity	$10,590,011	$3,502,726		$5,653,850		$19,746,587

See accompanying notes to pro forma consolidated financial statements

F-1

AIXIN LIFE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	AIXIN LIFE INTERNATIONAL, INC.	YUNNAN RUNCANGSHENG TECHNOLOGY COMPANY LIMITED	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOLIDATED

Revenue
Products	$385,628	$295,375	$(63,681)	{d}	$617,322
Room revenue	94,716	-			94,716
Food and beverage revenue	292,519	-			292,519
Others	66,702	-			66,702
Total revenues, net	839,565	295,375			1,071,259

Operating costs and expenses:
Cost of goods sold	278,522	125,850	(63,681)	{d}	340,691
Hotel operating costs	929,719	-			929,719
Selling expenses	389,618	8,788			398,406
General and administrative expenses	519,471	200,297			719,768
Provision for bad debts	47,857	-			47,857
Stock-based compensation	185,770	-			185,770
Total operating costs and expenses	2,350,957	334,935			2,622,211

Loss from operations	(1,511,392)	(39,560)			(1,550,952)

Non-operating income (expenses)
Interest income	2,612	551			3,163
Other income	29,655	18,210			47,865
Other expenses	(260)	-			(260)
Total non-operating income, net	32,007	18,761			50,768

Loss before income tax	(1,479,385)	(20,799)			(1,500,184)

Income tax expense	965	-			965

Net loss	(1,480,350)	(20,799)			(1,501,149)

Other comprehensive items
Foreign currency translation loss	(13,084)	(3,529)			(16,613)

Comprehensive loss	$(1,493,434)	$(24,328)			$(1,517,762)

Loss per share	$(0.030)	$-			$(0.030)

Weighted average shares outstanding	49,999,891	-			49,999,891

See accompanying notes to pro forma consolidated financial statements

F-2

AIXIN LIFE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2021

	AIXIN LIFE INTERNATIONAL, INC.	YUNNAN RUNCANGSHENG TECHNOLOGY COMPANY LIMITED	PRO FORMA ADJUSTMENTS	PRO FORMA CONSOLIDATED

Revenue
Products	$742,624	$783,149		$1,525,773
Advertising	1,944,811	-		1,944,811
Room revenue	114,086	-		114,086
Food and beverage revenue	201,755	-		201,755
Others	62,957	-		62,957
Total revenues, net	3,066,233	783,149		3,849,382

Operating costs and expenses:
Cost of goods sold	535,485	445,796		981,281
Hotel operating costs	744,594	-		744,594
Selling expenses	470,798	61,283		532,081
General and administrative expenses	1,033,830	301,313		1,335,143
Reversal of for bad debts	(63,076)	-		(63,076)
Stock-based compensation	371,540	-		371,540
Total operating costs and expenses	3,093,171	808,392		3,901,563

Loss from operations	(26,938)	(25,243)		(52,181)

Non-operating income (expenses)
Interest income	4,113	56		4,169
Other income	63,064	4		63,068
Other expenses	(33,154)	-		(33,154)
Total non-operating income, net	34,023	60		34,083

Income (loss) before income tax	7,085	(25,183)		(18,098)

Income tax expense	274,321	10,582		284,903

Net loss	(267,236)	(35,765)		(303,001)

Other comprehensive items
Foreign currency translation income	122,283	2,332		124,615

Comprehensive loss	$(144,953)	$(33,433)		$(178,386)

Loss per share	$(0.005)	$-		$(0.006)

Weighted average shares outstanding	49,999,891	-		49,999,891

See accompanying notes to pro forma consolidated financial statements

F-3

AIXIN LIFE INTERNATIONAL, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - INTRODUCTION

On July 19, 2022, HK Aixin International Group Co., Limited (“HK Aixin”), a wholly owned subsidiary of Aixin Life International, Inc (“Aixin Life” or the “Company”) entered into an Equity Transfer Agreement (the “Transfer Agreement”) with Yunnan Shengshengyuan Technology Co., Ltd, and Yun Chen (the “Sellers”), the shareholders of Yunnan Runcangsheng Technology Company Ltd. (“Yunnan Runcangsheng”). Yunnan Shengshengyuan owns in excess of 95% of the outstanding equity the Yunnan Runcangsheng. The remaining equity interest is owned by Yun Chen. Pursuant to the Transfer Agreement, HK Aixin agreed to purchase all of the outstanding equity of Yunnan Runcangsheng for an aggregate purchase price of RMB 45,082,600, or approximately US$6.3 million (“Purchase Price”). In contemplation of the transaction, Yunnan Runcangsheng will prepare a balance sheet based upon its books and records as of December 31, 2021. Consummation of the acquisition is subject to the completion of an audit of the financial statements of Yunnan Runcangsheng showing that the net worth of Yunnan Runcangsheng as of December 31, 2021, is no less than RMB 1,530,000. In addition, if the net worth of Yunnan Runcangsheng as of December 31, 2021, as shown by the audit is less than 97% of the net worth on the balance sheet as of that date initially prepared by Yunnan Runcangsheng, the purchase price shall be reduced by the amount of the deficiency (“Adjusted Purchase Price”). In addition to transferring their respective equity interest in Yunnan Runcangsheng by the Sellers, both Sellers agree to forgive any loans Yunnan Runcangsheng due to them. The Transfer Agreement also provides that Aixin Life will be the beneficiary of any profit generated by Yunnan Runcangsheng commencing January 1, 2022, and bear any loss it incurs from and after such date.

NOTE 2 - BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of June 30, 2022 combines the historical balance sheets of Aixin Life and Yunnan Runcangsheng as if the Transactions had occurred on June 30, 2022. The unaudited pro forma consolidated statements of operations and comprehensive loss for the six months ended June 30, 2022 and for the year ended December 31, 2021 combine the historical consolidated statements of operations and comprehensive loss of Aixin Life and Yunnan Runcangsheng, and have been prepared as if the Transactions had closed on January 1, 2022 and 2021, respectively. The unaudited pro forma consolidated financial statements have also been adjusted to give effect to pro forma events that are directly attributable to the Transactions, factually supportable and expected to have a continuing impact on the combined results.

The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the consolidated company.

NOTE 3 – PRO FORMA ADJUSTMENTS

The following adjustments were made in the preparation of the unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations and comprehensive loss:

{a} Forgiveness of $402,397 outstanding balance of due to related parties at December 31, 2021 by the Sellers.

{b} Represents the Adjusted Purchase Price to be paid by Aixin Life. The Adjusted Purchase Price is based on the Purchase Price of $6,311,564, decreased by $116,802 resulting from the audited net worth of Yunnan Runcangsheng as of December 31, 2021, being less than 97% of the net worth on the balance sheet as of that date initially prepared by Yunnan Runcangsheng.

{c} Represents the goodwill arising from the Adjusted Purchase Price exceeded the net assets of Yunnan Runcangsheng.

{d} To eliminate the accounts payable to and purchase from Runcangsheng as of and during the six months ended June 30, 2022.

F-4